Intangibles Assets - Schedule of Future Amortization of Intangible Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2021	$ 27,398
2022	23,153
2023	17,413
2024	13,111
2025	8,718
Thereafter	15,025
In process	4,916
Intangible assets, net of amortization	$ 109,733	$ 130,568